As filed with the Securities and Exchange Commission on February 9, 2000
                                                     Registration No. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  --------------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      ------------------------------------

                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                                                   75-1952080
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

          505 MILLENNIUM DRIVE
              ALLEN, TEXAS                                                75013
(Address of principal executive offices)                              (Zip Code)
                     ---------------------------------------

 MICROGRAFX, INC. 1995 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)
                     ---------------------------------------

   JOHN CARRADINE                                              COPY TO:
  MICROGRAFX, INC.                                      L. STEVEN LESHIN, ESQ.
505 MILLENNIUM DRIVE                                     JENKENS & GILCHRIST,
 ALLEN, TEXAS 75013                                   A PROFESSIONAL CORPORATION
   (214) 495-5000                                   1445 ROSS AVENUE, SUITE 3200
                                                            DALLAS, TEXAS  75202
                       (Name, address and telephone number
                    including area code of agent for service)
                     ---------------------------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                                                            PROPOSED                PROPOSED
                                                    AMOUNT                MAXIMUM                 MAXIMUM              AMOUNT OF
             TITLE OF CLASS OF                      TO BE              OFFERING PRICE            AGGREGATE            REGISTRATION
        SECURITIES TO BE REGISTERED            REGISTERED(1)(2)       PER SHARE(3)(4)       OFFERING PRICE(3)(4)         FEE(4)
------------------------------------------- ----------------------- --------------------- ------------------------- ----------------
Common Stock, $0.01 par value per share         600,000 Shares             $ 5.75                $3,450,000             $ 959.00
=========================================== ======================= ===================== ========================= ================

     (1) The securities to be registered consist of 600,000 shares reserved for issuance under the Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as amended (the "Plan").
     (2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plan to prevent dilution resulting from any future stock split, stock dividend or similar transaction.
     (3) Estimated solely for the purpose of calculating the registration fee.
     (4) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of the Common Stock offered hereunder pursuant to the Plan is based on a price per share of $ 5.75, which is the average of the high and low prices reported on the NASDAQ National Market System in the Common Stock as of February 7, 2000, which is a date within five business days prior to the date of filing the registration statement.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*
         ----------------

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*
         -----------------------------------------------------------

*Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         The registrant hereby incorporates by reference in this Registration Statement its registration statements on Form S-8 previously filed by the registrant with the Securities and Exchange Commission (the "Commission") Registration Numbers 33-86370, 333-65501 and 333-72395, which relate to the Plan.

         The registrant also hereby incorporates by reference in this Registration Statement the following documents previously filed by the registrant with the Commission:

     (1) the registrant's Annual Report on Form 10-K filed with the Commission for the fiscal year ended June 30, 1999;

     (2) the registrant's Quarterly Report on Form 10-Q filed with the Commission for the three months ended September 30, 1999; and

     (3) the description of the Common Stock of the registrant set forth in the registration statement on Form 8-A, filed with the Commission on July 21, 1990, including any amendment or report filed for the purpose of updating such description.

ITEM 8.  EXHIBITS.

         (a)      Exhibits.

     The following documents are filed as a part of this Registration Statement.

  Exhibit           Description of Exhibit

   3.1(1)  Articles of Incorporation of the registrant (Exhibit 3.1)

   3.2(2)  Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

   3.3(1)  Amended and Restated Bylaws of the registrant (Exhibit 3.3)

   3.4(3)  Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

   4.3(4)  Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as amended (Exhibit 10.27)

   5.1     Opinion of Jenkens & Gilchrist, a Professional Corporation

   23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

   23.2 Consent of Ernst & Young LLP


(1) Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.
(2) Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.
(3) Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.
(4) Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference to Annual Report on Form 10-K for year ended March 31, 1994.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, Texas, on February 9, 2000:

                                                     MICROGRAFX, INC.


                           By: /s/ Douglas M. Richard
                           --------------------------
                           Douglas M. Richard,
                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Douglas M. Richard, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated:


     SIGNATURE                       CAPACITY                    DATE
--------------------------------------------------------------------------------

 /s/ Russell Hogg         Chairman of the Board of Directors    February 9, 2000
-----------------------
Russell Hogg

 /s/ Douglas M. Richard   Chief Executive Officer, President    February 9, 2000
-----------------------   and Director (Principal Executive
Douglas M. Richard        and Financial Officer)

 /s/ John M. Carradine    Chief Financial Officer and Treasurer February 9, 2000
-----------------------   (Chief Financial and Accounting
John M. Carradine         Officer)

 /s/ Seymour Merrin       Director                              February 9, 2000
-----------------------
Seymour Merrin

 /s/ Robert Kamerschen    Director                              February 9, 2000
-----------------------
Robert Kamerschen

 /s/ Avery More           Director                              February 9, 2000
-----------------------
Avery More

                                  EXHIBIT INDEX


 Exhibit
 Number                         Document Description
--------- -------------------------------------------------------------------

  3.1*    Articles of Incorporation of the registrant (Exhibit 3.1)

  3.2**   Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

  3.3*    Amended and Restated Bylaws of the registrant (Exhibit 3.3)

  3.4***  Amendments to Amended and Restated Bylaws of the registrant
          (Exhibit 3.4)

  4.3**** Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as amended (Exhibit 10.29)

  5.1     Opinion of Jenkens & Gilchrist, a Professional Corporation

  23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

  23.2    Consent of Ernst & Young LLP


* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference to Annual Report on Form 10-K for year ended March 31, 1994.